UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 08342

Strategic Income Portfolio
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2005

Item 1. Reports to Stockholders

Strategic Income Portfolio as of April 30, 2005

PORTFOLIO OF INVESTMENTS

Bonds & Notes - 73.7%
Security	Principal	U.S. $ Value
Colombia - 1.4%
Republic of Colombia, 11.75%, 3/1/10	12,139,000,000	$5,265,779
Total Colombia (identified cost $5,102,995)		$5,265,779
Indonesia - 1.9%
APP Finance VI, 0.00%, 11/18/12(1)(2)	$4,000,000	$170,000
APP Finance VII, 3.50%, 4/30/03(1)(2)	2,000,000	240,000
DGS International Finance, 10.00%, 6/1/07(2)	2,000,000	25,000
Indah Kiat Finance Mauritius, Sr. Unsec. Notes, 10.00%, 7/1/07(2)	1,000,000	450,000
Indah Kiat International Finance, 12.50%, 6/15/06(2)	1,000,000	710,000
Indonesia Recapital, 14.00%, 6/15/09	45,000,000,000	5,263,142
Total Indonesia (identified cost $12,162,625)		$6,858,142
Morocco - 0.1%
Snap Ltd., 11.50%, 1/29/09 DEM	716,595	465,895
Total Morocco (identified cost $366,705)		$465,895
New Zealand - 2.6%
New Zealand Government, 7.00%, 7/15/09	12,600,000	9,598,687
Total New Zealand (identified cost $8,931,768)		$9,598,687
Philippines - 0.2%
Bayan Telecommunications, 13.50%, 7/15/06(2)(3)	$2,000,000	$630,000
Total Philippines (identified cost $1,917,237)		$630,000
United States - 67.5%
Corporate Bonds & Notes - 1.7%
Baltimore Gas and Electric, 6.73%, 6/12/12	$400,000	$443,752
BellSouth Capital Funding, 6.04%, 11/15/26	300,000	319,347
Coca-Cola Enterprise, 7.00%, 10/1/26	375,000	452,749
Eaton Corp., 8.875%, 6/15/19	500,000	663,221
Ford Holdings, 9.30%, 3/1/30	1,000,000	958,386
General Motors Acceptance Corp., 8.875%, 6/1/10	1,000,000	1,015,452

Security	Principal	U.S. $ Value
United States (continued)
Ingersoll-Rand Co., 6.48%, 6/1/25	$1,050,000	$1,212,189
US Bancorp, 7.50%, 6/1/26	840,000	1,086,322
Willamette Industries, 7.35%, 7/1/26	50,000	57,088
Total Corporate Bonds & Notes (identified cost, $5,765,601)		$6,208,506
Collateralized Mortgage Obligations - 17.5%
Federal Home Loan Mortgage Corp.,
Series 1548, Class Z, 7.00%, 7/15/23	$1,510,150	$1,591,472
Federal Home Loan Mortgage Corp.,
Series 1817, Class Z, 6.50%, 2/15/26	1,247,498	1,316,485
Federal Home Loan Mortgage Corp.,
Series 1927, Class ZA, 6.50%, 1/15/27	4,715,286	4,943,464
Federal Home Loan Mortgage Corp.,
Series 4, Class D, 8.00%, 12/25/22	1,190,041	1,288,730
Federal National Mortgage Association,
Series 1993-104, Class ZB, 6.50%, 7/25/23	1,655,986	1,739,956
Federal National Mortgage Association,
Series 1993-141, Class Z, 7.00%, 8/25/23	3,818,279	4,060,218
Federal National Mortgage Association,
Series 1993-16, Class Z, 7.50%, 2/25/23	5,015,125	5,373,109
Federal National Mortgage Association,
Series 1993-79, Class PL, 7.00%, 6/25/23	3,385,442	3,589,542
Federal National Mortgage Association,
Series 1994-63, Class PJ, 7.00%, 12/25/23	10,755,000	11,018,444
Federal National Mortgage Association,
Series 1994-79, Class Z, 7.00%, 4/25/24	4,446,682	4,731,139
Federal National Mortgage Association,
Series 1994-89, Class ZQ, 8.00%, 7/25/24	2,841,862	3,082,592
Federal National Mortgage Association,
Series 1996-35, Class Z, 7.00%, 7/25/26	1,148,972	1,221,512
Federal National Mortgage Association,
Series 2000-49, Class A, 8.00%, 3/18/27	3,839,786	4,141,920
Federal National Mortgage Association,
Series 2001-37, Class GA, 8.00%, 7/25/16	1,425,394	1,524,693
Federal National Mortgage Association,
Series G93-1, Class K, 6.675%, 1/25/23	5,383,587	5,650,642
Government National Mortgage Association,
Series 2001-35, Class K, 6.45%, 10/25/23	1,175,000	1,232,321
Government National Mortgage Association,
Series 2002-48, Class OC, 6.00%, 9/16/30	5,000,000	5,206,133
Merrill Lynch Trust, Series 45,
Class Z, 9.10%, 9/20/20	2,976,727	3,029,185
Total Collateralized Mortgage Obligations (identified cost, $65,792,722)		$64,741,557

See notes to financial statements

Strategic Income Portfolio as of April 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States (continued)
Mortgage Pass-Throughs - 45.7%
Federal Home Loan Mortgage Corp.:
6.00% with maturity at 2024	$9,972,927	$10,328,751
6.50% with various maturities to 2024	7,189,567	7,544,993
7.00% with various maturities to 2024	5,032,901	5,361,661
7.31% with maturity at 2026	840,060	901,068
7.50% with various maturities to 2026	19,032,194	20,510,698
7.95% with maturity at 2022	1,293,302	1,416,142
8.00% with various maturities to 2021	592,636	624,204
8.15% with maturity at 2021	1,107,527	1,150,958
8.30% with maturity at 2021	693,025	764,999
8.47% with maturity at 2018	597,455	659,347
8.50% with various maturities to 2028	5,198,206	5,759,541
9.00% with various maturities to 2027	2,813,604	3,135,553
9.25% with various maturities to 2016	549,749	581,015
9.50% with various maturities to 2027	1,039,970	1,169,117
9.75% with various maturities to 2020	128,830	140,567
10.00% with various maturities to 2025	1,220,011	1,391,969
10.25% with maturity at 2013	331,810	355,851
10.50% with various maturities to 2021	1,633,560	1,905,286
11.00% with various maturities to 2019	2,865,937	3,324,610
11.25% with maturity at 2010	31,690	35,075
12.50% with various maturities to 2019	361,306	424,256
12.75% with maturity at 2013	25,948	29,471
13.25% with maturity at 2013	4,921	5,756
13.50% with maturity at 2019	36,276	42,158
		$67,563,046
Federal National Mortgage Association:
4.008% with maturity at 2023(4)	$1,005,195	$1,034,867
6.50% with various maturities to 2028	10,494,358	11,008,571
7.00% with various maturities to 2024	2,684,149	2,859,303
7.50% with various maturities to 2026	19,970,679	21,233,238
8.00% with various maturities to 2028	21,787,886	23,785,757
8.50% with various maturities to 2026	809,978	863,860
8.91% with maturity at 2010	343,118	366,233
9.00% with various maturities to 2024	2,186,676	2,412,571
9.03% with maturity at 2028	2,958,158	3,288,117
9.50% with various maturities to 2030	4,427,848	4,990,255
10.50% with maturity at 2020	319,720	374,610
11.00% with various maturities to 2025	285,097	328,889
11.50% with maturity at 2019	271,325	316,265
12.00% with maturity at 2015	172,440	202,267
12.50% with maturity at 2015	942,965	1,106,377
12.75% with maturity at 2014	26,579	32,250
13.00% with various maturities to 2015	368,593	439,057
13.50% with various maturities to 2015	168,776	198,935
14.75% with maturity at 2012	578,805	701,762
		$75,543,184

Security	Principal	U.S. $ Value
United States (continued)
Government National Mortgage Association:
7.00% with various maturities to 2024	$5,527,289	$5,885,324
7.50% with various maturities to 2028	6,836,837	7,375,621
7.75% with maturity at 2019	50,682	55,192
8.00% with various maturities to 2023	2,664,887	2,904,351
8.30% with various maturities to 2020	650,444	712,949
8.50% with various maturities to 2021	480,992	523,726
9.00% with various maturities to 2025	1,884,982	2,096,977
9.50% with various maturities to 2026	5,598,977	6,360,113
12.50% with maturity at 2019	423,135	495,871
13.50% with maturity at 2014	27,903	34,224
		$26,444,348
Total Mortgage Pass-Throughs (identified cost, $169,328,489)		$169,550,578
Auction Rate Certificates - 2.1%
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 3.25%, 7/1/32(4)	$7,900,000	$7,900,000
Total Auction Rate Certificates (identified cost, $7,900,000)		$7,900,000
U.S. Treasury Obligations - 0.5%
United States Treasury Bond, 7.875%, 2/15/21(5) - (identified cost, $1,834,785)	$1,500,000	$2,060,744
Total United States (identified cost $250,621,597)		$250,461,385
Total Bonds & Notes (identified cost, $279,102,927)		$273,279,888
Common Stocks - 0.1%
Security	Shares	U.S. $ Value
Indonesia - 0.1%
Business Services - 0.1%
APP China(6)(7)	8,155	$310,000
		$310,000
Total Indonesia (identified cost $1,522,635)		$310,000
Total Common Stocks (identified cost $1,522,635)		$310,000

See notes to financial statements

Strategic Income Portfolio as of April 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Auction-Rate Preferred Stocks(8) - 4.8%
Security	Shares	Value
Calamos Convertible Opportunities and Income Fund, 3.07%	80	$2,000,000
Cohen & Steers Advantage Income Realty Fund, Inc., 3.11%	80	2,000,000
Cohen & Steers Premium Income Realty Fund, Inc., 3.25%	200	5,000,000
Cohen & Steers Quality Income Realty Fund, Inc., 3.18%	120	3,000,000
Cohen & Steers REIT & Preferred Income Fund, Inc., 3.28%	160	4,000,000
Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc., 3.12%	80	2,000,000
Total Auction-Rate Preferred Stocks (at amortized cost, $18,000,000)		$18,000,000
Commercial Paper - 24.5%
Security	Principal Amount (000's omitted)	Value
Autobahn Funding Co., 2.88%, 5/5/05	$1,400	$1,399,440
Autobahn Funding Co., 2.99%, 5/13/05	3,294	3,290,443
Bavaria TRR Corp., 2.84%, 5/3/05	6,600	6,598,438
Bavaria TRR Corp., 2.85%, 5/3/05	5,900	5,898,599
Brahms Funding Corp., 3.00%, 5/5/05	2,915	2,913,785
Brahms Funding Corp., 3.01%, 5/6/05	1,103	1,102,447
Broadhollow Funding, LLC, 3.05%, 5/2/05	2,000	1,999,661
Check Point Charlie, Inc., 3.00%, 5/12/05	7,000	6,993,000
George Street Finance, LLC, 2.86%, 5/6/05	6,000	5,997,140
George Street Finance, LLC, 2.96%, 5/11/05	5,100	5,095,387
Gotham Funding Corp., 3.00%, 5/13/05	6,006	5,999,494
Hilton Managers Acceptance Corp., 2.94%, 5/3/05	814	813,801
Manhattan Asset Funding Co., 2.82%, 5/2/05	2,531	2,530,603
Maximillian Capital Corp., 2.96%, 5/9/05	2,515	2,513,139
Mortgage & Realty Trust, 2.90%, 5/5/05	6,000	5,997,583
Park Granada, LLC, 3.00%, 5/9/05	1,168	1,167,124
Rhineland Funding Capital Corp., 2.85%, 5/3/05	4,767	4,765,868
Rhineland Funding Capital Corp., 2.89%, 5/9/05	3,485	3,482,482
Southern Company, 2.77%, 5/2/05	4,500	4,499,308
World Omni Vehicle Leasing, 2.84%, 5/4/05	1,600	1,599,495
World Omni Vehicle Leasing, 2.88%, 5/4/05	8,000	7,997,440
World Omni Vehicle Leasing, 2.93%, 5/10/05	5,500	5,495,524
World Omni Vehicle Leasing, 3.00%, 5/10/05	2,700	2,697,750
Total Commercial Paper (at amortized cost, $90,847,951)		$90,847,951

Call Options Purchased - 0.1%
Security	Contracts	Value
Kospi 200 Index, Expires 3/12/07, Strike Price 143.946	37,083	$140,915
Taiwan SE Index, Expires 3/12/07, Strike Price 6808.125	32	107,629
Total Call Options Purchased (at amortized cost, $641,472)		$248,544
Total Investments - 103.2% (identified cost $390,114,985)		$382,686,383
Other Assets, Less Liabilities - (3.2)%		$(11,797,449)
Net Assets - 100.0%		$370,888,934

COP - Colombian Peso

DEM - Deutsche Mark

IDR - Indonesian Rupiah

NZD - New Zealand Dollar

(1)  Convertible bond.

(2)  Defaulted security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate value of the securities is $630,000 or 0.2% of the net assets.

(4)  Adjustable rate securities. Rates shown are the rates at period end.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)  Non-income producing security.

(8)  Represents preferred shares of a closed-end management investment company. Dividend rates reset every seven days.

See notes to financial statements

Strategic Income Portfolio as of April 30, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2005

Assets
Investments, at value (identified cost, $390,114,985)	$382,686,383
Receivable for investments sold	54,278
Receivable for open swap contracts	654,448
Interest receivable	2,120,506
Receivable for open forward foreign currency contracts	578,096
Total assets	$386,093,711
Liabilities
Payable for investments purchased	$12,191,301
Payable for open forward foreign currency contracts	2,122,640
Payable for open swap contracts	779,503
Payable for daily variation margin on open financial futures contracts	32,325
Due to bank	31,556
Payable to affiliate for Trustees' fees	1,184
Accrued expenses	46,268
Total liabilities	$15,204,777
Net Assets applicable to investors' interest in Portfolio	$370,888,934
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$381,141,521
Net unrealized depreciation (computed on the basis of identified cost)	(10,252,587)
Total	$370,888,934

Statement of Operations

For the Six Months Ended
April 30, 2005

Investment Income
Interest (net of foreign taxes, $33,853)	$7,279,919
Dividends	88,667
Total investment income	$7,368,586
Expenses
Investment adviser fee	$786,449
Administration fee	268,926
Trustees' fees and expenses	7,115
Custodian fee	71,587
Legal and accounting services	47,752
Miscellaneous	4,301
Total expenses	$1,186,130
Deduct - Reduction of custodian fee	$401
Total expense reductions	$401
Net expenses	$1,185,729
Net investment income	$6,182,857
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$182,113
Financial futures contracts	(245,589)
Swap contracts	3,769,439
Foreign currency and forward foreign currency exchange contract transactions	9,302,366
Net realized gain	$13,008,329
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$(1,836,163)
Financial futures contracts	(1,226,132)
Swap contracts	(1,058,651)
Foreign currency and forward foreign currency exchange contracts	(3,024,557)
Net change in unrealized appreciation (depreciation)	$(7,145,503)
Net realized and unrealized gain	$5,862,826
Net increase in net assets from operations	$12,045,683

See notes to financial statements

Strategic Income Portfolio as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005	Year Ended October 31, 2004
From operations - Net investment income	$6,182,857	$9,677,972
Net realized gain from investments, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	13,008,329	12,666,844
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(7,145,503)	(1,734,244)
Net increase in net assets from operations	$12,045,683	$20,610,572
Capital transactions - Contributions	$135,715,844	$195,245,483
Withdrawals	(100,816,925)	(168,992,839)
Net increase in net assets from capital transactions	$34,898,919	$26,252,644
Net increase in net assets	$46,944,602	$46,863,216
Net Assets
At beginning of period	$323,944,332	$277,081,116
At end of period	$370,888,934	$323,944,332

See notes to financial statements

Strategic Income Portfolio as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2005		2004	2003	2002(1)	2001	2000
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.66	%(2)	0.68%	0.71%	0.77%	0.79%	0.83%
Expenses after custodian fee reduction	0.66	%(2)	0.68%	0.71%	0.77%	0.79%	0.83%
Net investment income	3.45	%(2)	3.10%	3.36%	5.88%	8.10%	8.36%
Portfolio Turnover	35%		55%	71%	63%	54%	49%
Total Return(3)	3.59%		6.97%	12.97%	5.25%	-	-
Net assets, end of period (000's omitted)	$370,889		$323,944	$277,081	$190,453	$179,492	$154,712

(1)  The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(2)  Annualized.

(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end investment company. The Portfolio was organized as a trust under the laws of the State of New York in 1992. The Portfolio's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At April 30, 2005, Eaton Vance Strategic Income Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Most seasoned mortgage backed securities ("MBS") are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities (other than short-term obligations maturing in sixty days or less but including collateralized mortgage obligations and certain MBS), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Gains and Losses From Investment Transactions - Realized gains and losses from investment transactions are recorded on the basis of identified cost.

D  Income Taxes - The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

E  Financial Futures Contracts - Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  When-Issued and Delayed Delivery Transactions - The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Written Options - The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options - Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

J  Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

K  Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments.

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily.

L  Total Return Swaps - The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

M  Credit Default Swaps - The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, Investors Bank receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the six months ended April 30, 2005, $401 in credits were used to reduce the Portfolio's custodian fee.

O  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

Q  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets (0.275% annually up to $500 million of average net assets) plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets and gross income exceed certain levels. For the six months ended April 30, 2005, the fee was equivalent to 0.44% (annualized) of the Portfolio's average net assets for such period and amounted to $786,449. An administration fee, computed at an effective annual rate of 0.15% (annualized) of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $268,926 for the six months ended April 30, 2005.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2005.

4  Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At April 30, 2005, the Portfolio had invested approximately 3.60% of its net assets or approximately $13,220,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the six months ended April 30, 2005 were as follows:

Purchases
Investments (non-U.S. Government)	$80,138,044
U.S. Government Securities	28,046,076
$108,184,120
Sales
Investments (non-U.S. Government)	$59,093,701
U.S. Government Securities	34,457,439
$93,551,140

5  Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. At April 30, 2005, the Portfolio had a payment due to IBT pursuant to the foregoing arrangement of $31,556.

6  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2005 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
5/18/05	Canadian Dollar 5,700,000	United States Dollar 4,558,979	$15,900
5/6/05	Euro 4,000,000	United States Dollar 5,137,200	(27,010)
5/9/05	Euro 3,838,948	United States Dollar 4,936,388	(20,289)
5/25/05	Euro 5,000,000	United States Dollar 6,458,700	189
5/2/05	Japanese Yen 3,970,949	United States Dollar 37,441	(408)
5/6/05	Japanese Yen 1,700,000,000	United States Dollar 15,731,127	(476,600)
5/4/05	New Zealand Dollar 13,385,886	United States Dollar 9,507,995	(290,793)
5/31/05	South African Rand 35,440,000	United States Dollar 5,827,126	18,899
			$(780,112)
Purchases
Settlement Date(s)	In exchange for	Deliver	Net Unrealized Appreciation (Depreciation)
5/18/05	Canadian Dollar 5,700,000	United States Dollar 4,581,994	$(38,914)
5/18/05	Euro Dollar 7,830,145	Hungarian Forint 1,940,858,000	203,901

Purchases
Settlement Date(s)	In exchange for	Deliver	Net Unrealized Appreciation (Depreciation)
5/17/05	Icelandic Krona 637,296,000	Euro 10,120,380	(59,990)
5/12/05	Indian Rupee 578,000,000	United States Dollar 13,155,798	115,762
5/12/05	Indonesian Rupiah 233,000,000,000	United States Dollar 24,464,511	(127,232)
5/16/05	Polish Zloty 30,458,280	Euro 9,662,678	(430,102)
5/31/05	Polish Zloty 15,722,000	Euro 4,817,565	(63,849)
5/9/05	Romanian Leu 144,520,000,000	United States Dollar 5,061,642	$90,413
5/25/05	Romanian Leu 184,106,000,000	United States Dollar 6,500,000	50,076
5/4/05	Slovakia Koruna 594,500,000	Euro 19,997,775	(359,017)
5/9/05	Slovakia Koruna 530,332,000	Euro 17,535,765	(228,436)
5/12/05	Taiwan Dollar 388,665,040	United States Dollar 12,388,520	65,268
5/12/05	Thai Baht 306,000,000	United States Dollar 7,738,998	17,688
			$(764,432)

Futures Contracts
Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
06/05	35 Nikkei 225	Long	$2,065,875	$1,913,625	$(152,250)
06/05	36 DAX Index	Long	5,163,864	4,889,086	(274,778)
06/05	23 Japan 10 Year Bond	Short	(30,136,873)	(30,844,970)	(708,097)
					$(1,135,125)

At April 30, 2005, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

The Portfolio has entered into a total return swap agreement with Lehman Brothers Special Financing whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S.

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on May 1, 2005 is recorded as a payable for open swap contracts of $121,332 at April 30, 2005.

The Portfolio has entered into a total return swap agreement with Lehman Brothers Special Financing whereby the Portfolio makes monthly payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the notional amount of $20,000,000. In exchange, the Portfolio receives payments at a rate equal to the one-month LIBOR minus 1.00% on the same notional amount. The value of the contract, which terminates on July 1, 2005 is recorded as a receivable for open swap contracts of $225,998 at April 30, 2005.

The Portfolio has entered into a total return swap agreement with Lehman Brothers Special Financing whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR minus 0.30% on the notional amount of $30,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on July 1, 2005 is recorded as a payable for open swap contracts of $356,497 at April 30, 2005.

The Portfolio has entered into a total return swap agreement with Morgan Stanley & Co. International Limited whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR plus 0.55% on the notional amount of $6,818,702. In exchange, the Portfolio receives payments equal to the total returns on a basket of securities sold on the Istanbul Stock Exchange on the same notional amount. The value of the contract, which terminates on February 2, 2006 is recorded as a payable for open swap contracts of $227,285 at April 30, 2005.

			Credit Default Swaps
Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
4,000,000 USD	4/6/2009	Agreement with JP Morgan Chase Bank dated 4/6/2004 to pay 3.60% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(46,881)
10,000,000 USD	4/1/2010	Agreement with JP Morgan Chase Bank dated 4/1/2005 to pay 3.16% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	228,320
5,000,000 USD	4/6/2014	Agreement with Morgan Stanley Capital Services Inc. dated 4/6/2004 to pay 4.05% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(4,445)
4,000,000 USD	1/29/2009	Agreement with Morgan Stanley Capital Services Inc. dated 1/29/2004 to pay 3.40% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(23,062)
30,000,000 USD	6/20/2020	Agreement with Goldman Sachs Capital Markets L.P., dated 3/23/2005 to pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	113,513
20,000,000 USD	6/20/2020	Agreement with Credit Suisse First Boston dated 3/23/2005 to pay 0.195% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Credit Suisse First Boston.	86,616

Strategic Income Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments at April 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$391,509,268
Gross unrealized appreciation	$2,433,142
Gross unrealized depreciation	(11,256,027)
Net unrealized depreciation	$(8,822,885)

The net unrealized depreciation on foreign currency, swaps, forwards and futures contracts at April 30, 2005 on a federal income tax basis was $2,823,985.

8  Interestholder Meeting

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	99%	1%
James B. Hawkes	99%	1%
Samuel L. Hayes, III	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Norton H. Reamer	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

Strategic Income Portfolio as of April 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at April 30, 2005, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2005

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Eaton Vance Strategic Income Fund (the "Fund") is a fund of funds that may invest in five Portfolios: Strategic Income, Boston Income, Floating Rate, High Income and Investment Grade Income Portfolios (together, the "Portfolios"), for which Boston Management and Research serves as investment adviser. The Fund will invest primarily (over 50% of net assets) in Strategic Income Portfolio. The investment advisory agreements between the investment adviser and the Portfolios each provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreements between the Portfolios and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets including in particular the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. In addition, for Boston Income Portfolio and High Income Portfolio, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. For the Floating Rate Portfolio, the Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Floating Rate Portfolio's investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolios and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolios and concluded that the human resources available at the investment adviser were appropriate to fulfill its duties on behalf of the Portfolios.

In its review of comparative information with respect to the Fund's investment performance (including on a risk-adjusted basis) the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio are within the

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolios and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolios and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from managing each of the Strategic Income Portfolio, Floating Rate Portfolio and Investment Grade Income Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with such Portfolios and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

Eaton Vance Strategic Income Fund

INVESTMENT MANAGEMENT

Eaton Vance Strategic Income Fund

Officers
Thomas E. Faust Jr.
President
William H. Ahern, Jr.
Vice President
Thomas J. Fetter
Vice President
Michael R. Mach
Vice President
Robert B. MacIntosh
Vice President
Duncan W. Richardson
Vice President
Walter A. Row, III
Vice President
Judith A. Saryan
Vice President
Susan Schiff
Vice President
James L. O'Connor
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Strategic Income Portfolio

Officers Mark S. Venezia President and Portfolio Manager Susan Schiff Vice President Barbara E. Campbell Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Income Portfolio

By:	/s/Mark S. Venezia
Mark S. Venezia
President

Date:	June 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 21, 2005

By:	/s/Mark S. Venezia
Mark S. Venezia
President

Date:	June 21, 2005